Lincoln Level Advantage 2® Advisory Select
Individual Index-Linked Annuity Contracts
Summary Prospectus for New Investors
May 1, 2025
This summary prospectus summarizes key features of the Lincoln Level Advantage 2® Advisory Select Individual Index-Linked Annuity Contracts issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
Before you invest, you should also review the prospectus for the Lincoln Level Advantage 2® Advisory Select Individual Index-Linked Annuity Contracts which contains more information about the Contract’s features, benefits, and risks. You can find this prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-877-737-6872 or by sending an email request to CustServSupportTeam@lfg.com.
YOU MAY CANCEL YOUR CONTRACT WITHIN THE FREE LOOK PERIOD WITHOUT PAYING FEES OR PENALTIES.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties although any Contract Adjustments will be applied. In some states, if you are replacing an existing Contract, this free look or cancellation period may be longer. Upon cancellation, and depending on state requirements you will receive: 1) the greater of a full refund of the amount you paid with your application or your total Contract Value; or 2) a full refund of the amount you paid with your application, less any withdrawals. You should review the prospectus, or consult with your financial professional for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Special Terms
In this initial summary prospectus, the following terms have the indicated meanings:
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contract Adjustment—A positive or negative adjustment to the Interim Value of an Indexed Segment.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term).
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, Performance Trigger Rate, Dual Performance Trigger Rate, and Dual Plus.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
Dual Performance Trigger Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
Dual Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment of a Dual Plus Indexed Account at the end of the Indexed Term.
Dual Plus—A Crediting Method that uses, in part, a Performance Cap and Dual Rate to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
End Date—The last day of the Indexed Term.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. Deductions made for advisory fees may impact your Contract Value, and may reduce the benefits under your Contract.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an Index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base or Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term or Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interim Value—Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation, annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term. The Interim Value is also used when Secure Lock+® is chosen.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Monthly Anniversary—The same calendar day as the Contract Date for each succeeding month following the Contract Date.
Participation Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an Index over a specified period of time, adjusted for the applicable Protection Level and subject to the Crediting Method, depending on the Indexed Account you choose.

Performance Trigger Rate— The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the Index performance is zero or positive.
Protection Level—The portion of loss that the Company will absorb from any negative Index performance. If the Index performance is negative by more than the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner. The Protection Level is not available on Dual Plus accounts.
Protection Method—The method used in protecting from negative Index performance at the end of an Indexed Term, including Protection Levels and Dual Rates.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Secure Lock+®—A feature that allows the Interim Value to be locked in on any given Valuation Date, other than an Indexed Anniversary, for an Indexed Segment.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.

Overview of the Contract
Purpose of the Contract
The Lincoln Level Advantage 2® Advisory Select Index-Linked Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select and a Death Benefit payable to your designated Beneficiaries upon the death of a Contractowner or Annuitant.
This Contract is issued as part of a Fee-Based Financial Plan which is described in the “Buying the Contract” section below.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals. See Surrenders and Withdrawals.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payment and earnings in the Indexed Accounts available under the Contract, each of which has its own Indexed Term, Crediting Method, and Protection Method. The available Indexed Accounts are listed in Appendix A – Investment Options Available Under The Contract.
Different Crediting Methods and Protection Methods are available for your Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term to amounts allocated to an Indexed Account based, in part, on the performance of the Index. Interest is credited for any gain or deducted for any loss only on the End Date of an Indexed Segment. You could lose a significant portion of your investment if the Index declines in value.
The Protection Method you select determines the type of protection you will have for each Indexed Segment. For Indexed Accounts with Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you do not make any withdrawals until the End Date of the Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, the Indexed Segment will be impacted for the remaining portion of the loss. For example, if the Index return is -15% and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%.
For Indexed Accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Dual Rates of 10% or 15%.
We will always make at least one Indexed Account available under this Contract, but we do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The Crediting Method you select determines the Performance Rate for an Indexed Segment. Any applicable Crediting Method may limit the positive Index return used in calculating interest on the End Date of an Indexed Segment. Each Indexed Account will have either:
i)
a specified Performance Cap, which is the highest Performance Rate that we will credit. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
ii)
a Participation Rate, which is a specified percentage of positive Index performance. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%;
iii)
a Performance Trigger Rate that provides a specified rate of return if the Index performance is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
iv)
a Dual Performance Trigger Rate, which will either provide a specific rate of return if the Index performance is positive, zero or negative within the Protection Level or be added to the Index performance and the Protection Level if the Index performance is negative and beyond the Protection Level. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; or
v)
a Dual Rate, which will either provide a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative. An Index Account with a Dual Rate will also have a Performance Cap, which is the highest Performance Rate that we will credit if the Index performance exceeds the Dual Rate. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%.
We guarantee a minimum declared crediting rate for each Indexed Account. We will not offer a 1-year Indexed Account with a Performance Cap, Performance Trigger, or Dual Performance Trigger below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%). We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15%.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life.
If you annuitize, your investments will be converted to income payments and you will no longer be able to choose to make withdrawals from your Contract. All benefits (including guaranteed minimum Death Benefits) terminate upon annuitization.
Primary Features and Options of the Contract
Accessing your money. During the Accumulation Phase you can surrender the Contract or withdraw part of the Contract Value. If you withdraw early, you may have to pay a surrender charge, taxes and a tax penalty if you are younger than 59½. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term. Additionally, if you withdraw from an Indexed Segment prior to its End Date, you will be subject to a Contract Adjustment based on the Interim Value.
Secure Lock+®. On any Valuation Date, excluding an Indexed Anniversary, between a Term’s Start Date and Term’s End Date, you may request to lock the Interim Value (“Secure Lock+®”) of an Indexed Segment.
The Interim Value as calculated at the end of the Valuation Date will be locked in and once selected, a Secure Lock+® is irrevocable. If you request a lock-in of the Indexed Segment when the Interim Value is below your Indexed Crediting Base, Protection Methods do not apply and you assume all loss. Secure Lock+® is not available with all Crediting Methods and Protection Methods or upon the selection of an Annuity Payout option. Withdrawals prior to the Segment End Date may have a significant impact on your Contract Value. See the Contract Adjustments discussion below.
Tax treatment. Earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Death Benefit. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner(s) or the Annuitant.
Additional Service. The Automatic Withdrawal Service allows you to automatically take periodic withdrawals from your Contract, and is available under the Contract for no additional charge.
Fees Associated with Fee-Based Financial Plans. You may provide authorization to have your advisory fees paid to your financial professional’s investment firm from your Contract Value. Advisory fee withdrawals may not be treated as a distribution for federal tax purposes under certain conditions. Advisory fee withdrawals may not be available in all states and certain firms may not allow withdrawals to pay advisory fees from your Contract Value. These payments will be treated as withdrawals from your Contract Value and may result in a significant reduction in your Death Benefit. Over time, withdrawals taken for the payment of advisory fees could significantly reduce your Contract Value. Please discuss deducting advisory fees from Contract Value with your financial professional prior to making any election.
Additionally, if you elect to pay a third-party advisory fee out of your Contract Value, this deduction may result in a negative Interim Value adjustment, reduce your Death Benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax. See Federal Tax Matters – Payment of Investment Advisory Fees.
Contract Adjustments
If you make any withdrawals (including the deduction of advisory fees, surrender, or termination of your Contract), reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of Index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value generally would be lower the earlier a withdrawal or surrender is made in a Term.
Important Information You Should Consider About the Lincoln Level Advantage 2® Advisory Select Index-linked Annuity Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
●A surrender charge may apply to any withdrawals made before the
6th anniversary of up to 5% of the amount withdrawn, declining to
0% over that time period. For example, if you make a withdrawal of
$100,000 during the first year after your Purchase Payment, you could be assessed a charge of up to $5,000 on the Purchase
Payment withdrawn. A surrender charge will not apply if your withdrawal is made after the 6th anniversary since a Purchase
Payment was invested. This loss will be greater if there is a negative
Contract Adjustment based on Interim Values, taxes, or tax
penalties.
●If you remove Contract Value prior to the End Date of an Indexed
Term, we will apply a Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also make a deduction to pay a third-
party advisory fee, or have to pay a surrender charge, taxes, and tax penalties. Contract Adjustments are applied to withdrawals,
surrenders, reallocations, annuitizations and Death Benefit
payments prior to the End Date of an Indexed Term and upon a
Secure Lock+® request.
●Fee Tables ●Examples ●Charges and Adjustments – Surrender Charge
Are There Transaction Charges?	No. The Contract does not impose any transaction charges other than surrender charges.	●Charges and Adjustments ●Federal Tax Matters – Payment of Investment Advisory Fees
Are There Ongoing Fees and Expenses?
Yes. While the Contract does not impose any ongoing fees and expenses, there is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of various Crediting Methods. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. Additionally, in certain cases your Contract Value may be subject to a negative Interim Value adjustment.
●N/A ●Charges and Adjustments – Surrender Charge

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the Contract. Your investment in the Indexed Accounts is subject to all losses in excess of the
Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or
15% Dual Rate, up to 80% of your investment in an Indexed
Account with a 20% Protection Level, up to 75% of your
investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a
30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an Indexed Term. This Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed Term. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term.
●Withdrawals taken prior to the end of an Indexed Term may result in a negative Contract Adjustment based on the Interim Value and loss of positive Index performance. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●Withdrawals may result in surrender charges. If you take a
withdrawal, any surrender charge will reduce the Contract Value or the amount of money that you actually receive.
●Withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed
Segment Ending Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed
Anniversary Date. If we do not hear from you by the end of the
Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method, Indexed
Term, Index and Protection Method if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum rates. If the same type of Indexed Segment is not
available, your Segment Ending Value will be moved to the 1-Year
S&P 500® Price Return Index with Performance Cap and 100%
Protection Level and will not be eligible for reallocation into another
Indexed Account until the next Indexed Anniversary Date.
●Principal Risks of Investing in the Contract ●Surrender and Withdrawals ●Fee Tables ●Charges and Adjustments

	RISKS	Location in Prospectus
What are the Risks Associated With Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Indexed Accounts you choose.
Performance can vary depending on the performance of the Indexes linked to the Indexed Accounts.
●Each Indexed Account has its own unique risks and you should review the available Indexed Accounts before making an investment decision.
●The Crediting Method you select may limit positive (upside) Index returns. This may result in you earning less than the Index return.
For example:
●If the Indexed Account has a Performance Cap, and the Index
return is 12% and the Performance Cap is 10%, we will credit
10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Participation Rate, and the Index
return is 12%, and the Participation Rate is 90%, we will credit
10.8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the
Index return is 12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and
the Index return is 12% and the Dual Performance Trigger Rate is
8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and
the Index return is 60% and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●The Protection Level will limit negative (downside) Index returns.
For example, if the Index return is -25% and the Protection Level is
10%, we will deduct 15% (the amount that exceeds the Protection
Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the Indexed Term.
●Each Index is a “price return Index”, not a “total return Index”, and therefore does not reflect dividends paid on the underlying
securities.
●The ETF providers of ETFs that serve as Indexes for certain Indexed
Accounts deduct fees and costs when calculating performance.
●These factors may result in you earning less than the Index return.
●Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to
Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other
distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●You cannot reallocate from an Indexed Account to another Indexed
Account except on an Indexed Anniversary if the Indexed Account is at the end of an Indexed Term. If you reallocate from an Indexed
Account on an Indexed Anniversary that is not the End Date of the
Indexed Term, any reallocation will be based on the Interim Value of the Indexed Account (or the value locked-in through previous exercise of Secure Lock+®).
●All Indexed Segments must begin on the Indexed Anniversary Date.
All future Indexed Terms must begin on the same Indexed
Anniversary Date. This means that after the initial Indexed Segment is created you can only make reallocations of Contract Value to the
Indexed Accounts one time a year. If you have more than one 3-Year or 6-Year Term Indexed Segment in effect at any time, Indexed
Terms of the same Indexed Term length must have the same Start
Date.
●We determine and provide the available Indexed Accounts and applicable rates for the Crediting Methods of each Indexed Segment at least 5 days in advance of the Indexed Anniversary Date. We may not offer new Indexed Segments for the Indexed Accounts or
change the features of an Index-Linked Option from one Indexed
Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees). Therefore, an Indexed Account may not be available for you to reallocate your
Contract Value on an Indexed Anniversary Date.
●Each Index’s returns do not include any dividends or other
distributions declared by companies included in the Index and will cause the Index to underperform a direct investment in the
companies included in the Index.
●We have the right to substitute an alternative Index prior to the End
Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed
Segment, we will not change the Crediting Method or Protection
Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●Indexed Accounts
Are There any Restrictions on Contract Benefits?
Yes:
●Withdrawals will reduce the Death Benefit.
●The Contract will terminate when any Death Benefit is paid due to the death of the Annuitant.
●If you elect to pay third-party advisory fees out of your Contract
Value, this deduction may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●The Contracts

	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
●Your financial professional may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns on this Contract with the
professional’s firm. (Your investment professional may be your broker-dealer, investment adviser, insurance agent, or someone else.)
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts ●Principal Risks of Investing in the Contract
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts - Replacement of Existing Insurance
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit is available in the prospectus.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	None	●Poor investment performance could significantly reduce the benefit. ●Withdrawals (including the deduction of advisory fees) could significantly reduce the benefit.
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●Withdrawals under AWS are subject to
applicable surrender charges.
●Withdrawals from Indexed Accounts will
be processed at a Segment’s Interim
Value as of the Valuation Date the
withdrawal is made unless the
withdrawal is processed on the End Date
of the Indexed Term.
●The deduction of advisory fees will
impact your Contract Value.
●We reserve the right to discontinue this
administrative service at any time.

Buying the Contract
This Contract is issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan generally refers to a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. You may be able to pay this fee by taking advisory fee withdrawals from your Contract Value. If you elect to pay third-party advisory fees out of your Contract Value, each deduction will be treated as a withdrawal and will reduce your Death Benefit. In addition, each deduction will be treated as an early withdrawal and may be subject to a negative Contract Adjustment and may be subject to federal and state income taxes and a 10% federal penalty tax. See Federal Tax Matters – Payment of Investment Advisory Fees.
If you wish to purchase a Contract, you must apply for it through a financial professional authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract (and a statement confirming your investments) is then sent to you either directly or through your financial professional. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office at The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Purchase Payments – Investing in the Contract
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. Any funds received after 45 days from the date you signed your application (or submitted an electronic application) will be returned to you.
If we choose to extend that time period, the 45-day rate hold period will expire and the crediting rates currently in effect would apply. Any funds received after your Contract has been issued will be returned to you. You can find the crediting rates currently in effect at www.lfg.com/llarates or by calling us at 1-877-737-6872.
A Purchase Payment totaling $2 million or more is subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage® and Lincoln Level Advantage 2® contracts for the same Contractowner, joint owner, and/or Annuitant.
Making Withdrawals: Accessing the Money in Your Contract
Before the Annuity Commencement Date – During the Accumulation (Savings) Phase
You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract (including the amount of the death benefit). You may withdraw all or a portion of the Contract Value (minus applicable charges and other adjustments, discussed below). However, withdrawing the entire cash value of your Contract will terminate your Contract.
Before the Annuity Commencement Date, you can completely surrender the Contract or withdraw part of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may also be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals must be made in accordance with the rules discussed in the prospectus. The amount available upon surrender or withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender or withdrawal is received in Good Order at the Home Office.
If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office at market close, we will process the request using the Interim Value computed on the next Valuation Date.

The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from a Segment with a 100% Protection Level (if any);
2
proportionately from Segments with a one-year term (if any);
3.
proportionately from Segments with a term greater than one year.
Unless prohibited, surrender and withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by applicable law.
There may be surrender charges associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
There are tax consequences for surrenders and withdrawals.
There are limitations associated with taking money out of the Contract, including the following:
Limitations on withdrawal amounts	●The minimum withdrawal amount is $300.
Surrender charges and taxes	●There may be surrender charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your Contract	●A withdrawal may reduce the value of or even terminate certain benefits.
Internal Revenue Code or Retirement Plan	●Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

After the Annuity Commencement Date – During the Annuity (Income) Phase
After the Annuity Commencement Date, you will receive payments under the annuity payment option you select, but generally you may not take any other withdrawals or surrender your Contract. Surrender or withdrawal rights after the Annuity Commencement Date, if any, depend on the Annuity Payout option selected.

Additional Information About Fees
Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Indexed Account or from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected. These charges do not reflect any advisory fees paid to a financial intermediary from Contract Value. If such charges were reflected, the ongoing fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Indexed Account. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	5.00%
1
The surrender charge percentage is reduced over a 6-year period at the following rates: 5%, 5%, 4%, 3%, 2%, 1%. We may reduce or waive this charge in certain situations. See Charges and Adjustments – Surrender Charge.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Indexed Account or from the Contract before the expiration of a specified period.

ADJUSTMENTS

Contract Adjustment (Interim Value) Maximum Potential Loss (as a percentage of Contract Value at the start of an Indexed Term)	100%
1
If you make any withdrawals (including advisory fees), surrender or terminate your Contract, reallocate Contract Value from an Index Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method or Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The maximum loss would occur if there is a total distribution for an Indexed Segment at a time when the Index Value has declined to zero or close to zero.

Appendix A — Investment Options Available Under The Contract
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.
Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Declared Crediting Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	100% Protection Level	0.10% Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Cap
Nasdaq-100 Price Return Index®1	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	3-Year	Point-to-Point	10% Protection Level	15.0% Participation Rate
Capital Strength Net Fee IndexSM 1	Market Index	3-Year	Point-to-Point	10% Protection Level	15.0% Participation Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10% Protection Level	15.0% Participation Rate
Capital Strength Net Fee IndexSM 1	Market Index	6-Year	Point-to-Point	10% Protection Level	15.0% Participation Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15% Protection Level	10.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap
Capital Strength Net Fee IndexSM 1	Market Index	6-Year	Point-to-Point	15% Protection Level	10.0% Performance Cap
Capital Strength Net Fee IndexSM 1	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Trigger Rate
A-1

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Declared Crediting Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10% Dual Plus	10.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.0% Performance Cap
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 The ETF provider deducts fees and costs when calculating performance. This will reduce the ETF return and may cause the ETF to underperform a direct investment in the securities composing the ETF.
3 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
The Capital Strength Net Fee IndexSM deduct fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-year Indexed Account with a Performance Cap, Performance Trigger, or Dual Performance Trigger below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%). We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15%. However, we reserve the right to add and remove Indexed Accounts and to offer Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.
A-2

This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2025, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

SEC File Nos. 333-283928
EDGAR Contract Identifier C000258177